Investor Presentation Sidoti Virtual Investor Conference June 2024

2 Forward Looking Statement & Disclosures Forward Looking Statement & Disclosures Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward- looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises, on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found at the back of this presentation or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.”

Harold Bevis President & Chief Executive Officer Mike Felcher SVP & Chief Financial Officer 3

• Leveraging current footprint and capabilities to drive organic growth and more wins • Investing aggressively into a few areas: o Medical o Electrical o Low-Cost Country Capacity New Approach to Winning Future Business • Just beginning transformation; sales wins, culling portfolio, increasing profits, and driving cash flow • Fixing unprofitable areas with opportunity to improve profits and margins through cost optimization, price clearing initiatives, and better utilization Enterprise Transformation Underway • New top team focused on results and accountability; leading the transformation • Experienced in transforming cost structures, commercial agendas, M&A • Direct experience in NN’s end markets and customers New Top Leadership Team 4 • Leading manufacturer of high-precision machined and stamped metal products • Decades of proprietary engineering know-how • Products and know-how are applicable to diverse and desirable end market applications; auto, medical & power Make Critical High-Spec Parts for Attractive End Markets • Strategically managing operations for consistent free cash flow generation while investing into high- payback areas • Implementing a set of actions to enable a refinance of the company's ABL, Term Loan and Preferred Stock Lower Cost of Capital / Improve Capital Structure Investment Highlights: Enterprise Transformation Underway and Showing Results Repositioning, Increasing Competitiveness, and Delivering Results are Focus in FY’24

NN At A Glance

- **Best-In-Class** maker of high-precision, complex metal products
  - Achieved $89 million in new business wins since Jan 2023 with wins in multiple markets passenger vehicle, industrial, electrical, medical. Goal is $130 million of wins in 2 years by Dec 2024.
- **Two Primary Product Segments:**
  - Power Solutions: products are primarily precision stamped and plated parts and assemblies.
  - Mobile Solutions products are primarily machined parts and assemblies.
- **Global Manufacturing Platform:** 27 facilities in 6 countries, 49% ownership in China JV machining plant with sales >$100 million and ~700 employees. NN has ~$600 million in total company PP&E (insured value)
- **Strategic Partner** to diversified and global customer base with long standing business relationships and long-running business streams
- **More details on products and capabilities in the Appendix**

Key Data Points

REVENUE[1]	ADJ. EBITDA[1]
$483M	$46M
EMPLOYEES	CUSTOMERS
~3,100 +~700 in JV	1,100+

Revenue Breakdown [1]



38%
Power Solutions
62%
Mobile Solutions

[1] *Trailing Twelve Months as of 3/31/24*

BEYOND RELIABLE

5

6 Two Primary Business Segments: Stamped Metal Products and Machined Metal Products Provides: Customers with precision stamping and plating capabilities to help codesign and produce safe, durable, and high-quality mission-critical components across a flexible volume/mix platform End Markets: Electric Grid, Industrial, Vehicles, Electronics, Medical (new), Connector Parts (new), and Electric Shielding (new) Key Product Applications: Smart meters, circuit breakers, sensors, transformers, switchgears, defense, and surgical instruments Power Solutions – Stamped Products Mobile Solutions – Machined Products Provides: Customers with precision machining and finishing capabilities to develop 6 sigma product designs with unmatched speed to market and advanced in- house precision engineering capabilities End Markets: Vehicles, (ICE/BEV/HEV), Industrial, and Medical (new) Key Product Applications: Electric power steering, electric braking, electric motors, gas and diesel fuel systems, emissions control for heavy duty (dosing), and HVAC compressors Precision Worm Shafts (electric power steering) Inlet Fittings Electric Motor Shafts Connector Shields Smart Meter Contact Assembly or “Blade” Medical Surgical Instruments

7 • Most of our top customers are global and we have a global footprint to serve them. • Have a pipeline of new business opportunities >$600 million • Company is underway with a footprint upgrade and pivoting more assets into Low-cost countries and Medical Globally Competitive Operational Footprint North America 71% REVENUE (1) 50% EMPLOYEES 18 FACILITIES Europe 8% REVENUE (1) 10% EMPLOYEES 2 FACILITIES South America 9% REVENUE (1) 22% EMPLOYEES 4 FACILITIES APAC 13% REVENUE (1) 18% EMPLOYEES 3 FACILITIES (1) Trailing Twelve Months as of 3/31/24 *NN, Inc. logos represent employee concentration.

8 Goal Results Next Steps New Leadership • Adding been-there, done-that leadership talent across full organization – Executive leadership to plant-level • Strengthening customer relationships • Organizational accountability to end results • Selectively adding experienced team leaders where necessary, more to go. Fix Unprofitable Areas • Confront, Fix or Exit systemically dilutive areas – price clear and cost-out • Previously, 7 plants delivered ($10M)+ Adj EBITDA on $100M+ of sales • 3 of 7 now generate positive Adj EBITDA, remaining 4 on track to do the same in H1’25 • Footprint rationalization opportunities exist when cashflow permits it, until then optimization and continuous improvement is the key Expand Margins • Cost-Out program is on track with over 1,000 individual projects • Increased scrutiny on contracts as operational performance has increased dramatically • Progressively reduce conversion cost and overhead costs Pay Down Debt and Refi • Step-change in cash flow performance – returned NN to positive free cash flow • Strategic actions to lower debt balance including: real estate and equipment sale/leaseback, non-core asset sales • Now engaging with capital markets for a comprehensive refinancing Grow the Company • Delivered record new business wins in 2023 and expect similar wins in 2024 • Win rate at 3x market growth rates • Entering new and diverse markets where capabilities carry premium value • Growing sales by strengthening presence and scale with key customers • Improve capital structure to provide additional growth capacity Transformation: Delivering Results

Progressively Driving Cost Out of the Company By Improving Operational Processes 9 *Does not include China JV employees $39 $38 $41 $43 $46 $35 $40 $45 $50 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 TTM Adjusted EBITDA ($millions) 3,645 3,357 3,230 3,159 3,087 2,500 3,000 3,500 4,000 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Quarterly Headcount* $10.6 $11.4 $12.7 $13.6 $15.0 $5 $10 $15 $20 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 TTM Adjusted EBITDA Per Headcount* ($thousands) ▪ Global Continuous Improvement Program ▪ Adj EBITDA per Head grew 42% over TTM ▪ Operational Improvement is Increasing NN’s Commercial Competitiveness ▪ Significant ops-driven financial improvement in underperforming plants – on path to profitability

10 Management Repositioning Balance Sheet for a Refinancing of ABL, Term Loan, and Preferred Equity Capital expenditures average ~$20 million per year, utilizing leasing to lower cost of capital and provide additional investing flexibility • FY’24 Capex forecasted to be ~$20-23 million • Equipment sale leasebacks of $8 million completed year-to-date Strategic Goal to Achieve Reduced Cost of Capital and Establish Capital Structure Consistent with Company’s Improved Positioning • NN no longer in a distressed financial position with transformation’s early success • Aim to establish a capital structure than serves as a platform for long-term organic and inorganic growth $1.3 $11.7 $15.7 $(5) $- $5 $10 $15 $20 Q2'23 Q3'23 Q4'23 Q1'24 Trailing 12 Month Free Cash Flow (millions) Step-change in FCF generation under transformation $16.9 Balance Sheet Optimization and Leverage Improvement: Solid Progress ▪ Strategic actions underway, aimed to achieve lower capital costs and improve balance sheet for faster results ▪ Improve and simplify capital structure

NN's 5 Year Plan for Growth:

Aggressive Growth in Metal Parts, Creating Bigger Businesses in Electrical and Medical,
Expand Low-Cost Footprint and Capacity

2028 Goals	Pathway to Achievement	Near-Term Progress
Grow Revenue to ≥$650M	• Sales CAGR of 4-5% on organic business • Higher growth targeted in Medical and Electrical Systems • Strategic acquisitions to accelerate strategy when timing is right	Rationalizing existing business gracefully; freeing up capacity for new growth; growing in targeted areas
Secure Organic Business Wins $325M Over Five Years	• Metal parts business across multiple end markets • Strengthen commercial organization to win new business in targeted areas • Invest growth capex to expand capabilities in key growth areas	Secured $89M in in new business wins since Q1'23; Expanding scope with key customers
Invest Cash Flow Selectively	• Generate free cash flow, invest $100M in capex over 5 years • Decrease interest expenses via refinancing and rate reduction	Repositioning balance sheet for refinancing → goal is lower cost of capital
Increase Adjusted EBITDA Rate to 12-14%	• Reload $100M of sales across 7 plants with profitable business • Offset inflation plus net cost down through 'Continuous Improvement' program • Optimize global footprint to increase competitiveness, profits, and ROIC	Returning underperforming facilities to breakeven by YE'24; net profitability in FY'25

BEYOND RELIABLE
11

12 NN’s Organic Growth Program Program has Resulted in Expanded Opportunity Set for Growth – NN is Creating its Own Growth Curve • Use legacy strengths to grow share by winning next-gen product development projects for new / existing customers • Leverage existing ~$600 million(1) installed base of plants and equipment as much as possible • Strategically invest in new capacity to match organic growth program; lease equipment when it is financially beneficial • Advance NN technical leadership and process while implementing newly awarded programs for next-gen parts • Specific goals include: 1) Expand electrical business across auto and non-auto end markets 2) Expand medical business -> NN Medical! 3) Focus new capital into low-cost countries / geographies (1) Insured value

New Business Awards Update - Creating a Stronger Future

- New awards (1/1/23 to 6/10/24): **$89 million**
- Number of individual awards: **32 for 2024**
- Average time to peak annual sales: **27 months**
- Average ROIC: **25%**
- Average gross margin versus current NN margins: **24% versus 11%**
- Estimated new capital investment: **~$16 million**



Existing Customers: 77%
New Customers: 23%
Auto: 64%
Non-Auto: 36%
China Produced: 36%
Power Solutions NA Produced: 28%
Mobile Solutions NA / EU / SA Produced: 36%
Machined Parts: 72%
Stamped Parts: 20%
Assemblies: 8%

Top Product Applications

Vehicle

- Electric power steering systems
- High-efficiency heavy-duty diesel engine parts
- Powertrain
- Braking systems
- Electric motors
- Electric connectors
- Electric shields

Non-Vehicle

- Electric circuit breaker components
- Electric grounding straps
- Electric grid-edge devices
- Orthopedic tools
- Orthopedic components
- Defense equipment components
- Smoke alarm components

BEYOND RELIABLE

13

Medical Business: Growing and Building

NN MEDICAL



Re-entered the medical market October 2023 – Initial Organic Goal is a $50 million Business

- Business is at ~$18 million sales rate now
- Adding specialized capacity and specialized people to grow faster

NN Positioning Itself to Win

- Approved supplier to a strong base of Medical market customers
- NN already possess key medical certifications[1] at multiple plants that are required to participate and bid on RFQs
- Utilizing existing equipment as well as selectively investing in new equipment where appropriate
  - 24 machine centers up and running - (10) Multi-Axis Lathes, (6) Multi-Axis Milling machines, (6) Lathe Turning Centers, (2) EDM machines
  - Adding new / additional finishing and assembly equipment, and metrology inspection capabilities

Over $9 million of high-probability prospects in near-term pipeline

- Well-established base of targeted medical customers
- Many of the opportunities are near-term / 10-week ramp-ups as opposed to automotive 27-month ramp-ups

NN is regaining momentum with customers and the industry

- At the Omtec show this week with a full team
- Many opportunities

OMTEC®



(1) see: Appendix for list of certifications

BEYOND RELIABLE

14

15 2024 Outlook: Markets Healthy, Business On-Track Primary End Market Outlook End Market % of NN Revenue Market Indicators NN’s Outlook vs. Market Global Passenger Vehicle 50% Market reflecting an expectation of flat to modest growth in 2024 BEV market production slowdown more broadly NN’s legacy demand is slightly less than broader market; ‘Connect and Protect’ is a new product line that NN has entered into the electrical harness and bus bar area General Industrial 23% Statista forecasts approximately 3% growth Demand is generally flat and steady for the industries that we serve Power Grid and Electricity Control 14% Global power grid market expected LSD% growth Strong smart meter business is healthy and growing; residential construction is flat-ish for circuit breaker products, business is steady Commercial Vehicle 10% Market currently forecasting decline in FY’24; already apparent in OEM market commentary NN’s business is not expected to see much impact from market events Applications where NN operates are stronger that headline market demand Medical Equipment, Surgical Tools, and Implants 3% Orthopedic sales expected to increase 3.4%–3.7% year-over- year through 2026 Recently re-launched business, adding capacity Bidding out existing capacity with an initial goal of $50M Guidance Metric Forecast Range Net Sales $480 – $500 million Adjusted EBITDA $48 – $54 million Free Cash Flow $10 – $15 million New Business Wins $55 – $70 million

• Leveraging current footprint and capabilities to drive organic growth and more wins • Investing aggressively into a few areas: o Medical o Electrical o Low-Cost Country Capacity New Approach to Winning Future Business • Just beginning transformation; sales wins, culling portfolio, increasing profits, and driving cash flow • Fixing unprofitable areas with opportunity to improve profits and margins through cost optimization, price clearing initiatives, and better utilization Enterprise Transformation Underway • New top team focused on results and accountability; leading the transformation • Experienced in transforming cost structures, commercial agendas, M&A • Direct experience in NN’s end markets and customers New Top Leadership Team 16 • Leading manufacturer of high-precision machined and stamped metal products • Decades of proprietary engineering know-how • Products and know-how are applicable to diverse and desirable end market applications; auto, medical & power Make Critical High-Spec Parts for Attractive End Markets • Strategically managing operations for consistent free cash flow generation while investing into high- payback areas • Implementing a set of actions to enable a refinance of the company's ABL, Term Loan and Preferred Stock Lower Cost of Capital / Improve Capital Structure Investment Highlights: Enterprise Transformation Underway and Showing Results Repositioning, Increasing Competitiveness, and Delivering Results are Focus in FY’24

Appendix 17

18 ▪ Rationalized some volume at underperforming & closed plant locations, achieved volume growth at profitable locations, and had non-recurring end- of-life premium pricing of $3 million in Q1’23 associated with plant closures. ▪ Improvement in margins due to strong improvements in troubled plants and headcount reductions of over 500 (Q1’24 vs. Q1’23). ▪ 3rd consecutive quarterly year-over-year improvements in adjusted EBITDA. ▪ 20% improvement in trailing twelve months Adjusted EBITDA, from $38.6 million in Q1’23 to $46.3 million in Q1’24. (Dollars in millions) Q1’23 Q1’24 Net Sales $127.1 $121.2 Adjusted EBITDA $8.1 $11.3 Free Cash Flow ($3.7) $0.3 New Business Wins $14.0 $17.2 Transformation is underway, showing continued success $127.1 $121.2 Net Sales ($millions) Q1'23 Q1'24 $8.1 $11.3 Adjusted EBITDA and Adjusted EBITDA Margin ($millions) Q1'23 Q1'24 6.4% 9.3% Financial Summary (4.6%) +290 bps

19 Sales ▪ Volume: ($4M) rationalization at underperforming plants, mostly offset by $3M growth at healthy plants; roughly flat ▪ Pricing: ~($3M) Q1 2023 end-of- life premium pricing during the Irvine plant closure that didn’t reoccur in 2024 (Dollars in millions, except per share data) Q1’23 Q1’24 Δ Net Sales $127.1 $121.2 ($5.9) Operating Income (Loss) ($7.1) ($4.8) $2.3 Adjusted Operating Income (Loss) ($0.4) ($0.7) ($0.3) Adjusted EBITDA $8.1 $11.3 $3.2 Adjusted EBITDA Margin 6.4% 9.3% 2.9% Income (Loss) per Diluted Common Share ($0.29) ($0.34) ($0.05) Adjusted Income (Loss) per Diluted Common Share ($0.12) ($0.08) $0.04 Adjusted EBITDA ▪ ($3M) of Q1 2023 end-of-life premium pricing, more than offset through operational improvements of ~$5M and increased China performance of ~$2M Q1’24 Financial Results

20 Q1 Sales down 1.7%, or $0.9 million, vs. prior year ▪ Some year-over-year volume was rationalized as part of the Irvine, CA and Taunton, MA 2023 facility closures. ▪ Strong demand from US electrical grid business. Q1 adjusted EBITDA and margins increased vs. prior year ▪ Improved product mix and operating performance. ▪ Offset non-recurring Q1’23 end-of-life premium pricing during exit of the Irvine, CA facility. ▪ Strong opportunities to increase profit rates through continued operational excellence initiatives. Current Focus & Looking Forward ▪ Aggressively prospecting for the new ‘Connect and Protect’ business – precision progressive die-stamped parts for electric and hybrid vehicles. ▪ Continuing to optimize cost structure and increase profit rates. ▪ Adding to a healthy and strong sales growth pipeline for precision stamped parts and assemblies. ▪ Observing market stability and strength in key markets and with key customers. Power Solutions – Stamped Products: Q1’24 Highlights $49.1 $48.2 Net Sales Trend ($millions) Q1'23 Q1'24 $6.8 $7.8 Adjusted EBITDA Trend ($millions) Q1'23 Q1'24 (1.7%) +14.7%

Mobile Solutions – Machined Products: Q1'24 Highlights

Q1 Sales down 6.4%, or $4.9 million, vs. prior year

- Rationalized some business at underperforming plants.
- Some negative mix shift in retained business.
- Improvement opportunities remain on certain dilutive business, especially at underperforming plants.

Q1 adjusted EBITDA strongly improved on rationalized top-line

- Strong profits from China Joint Venture which the Company operates. The China market is strong and growing for the JV's products.
- Improved operating performance at underperforming plants.
- Negative Mexican peso FX impact on year-over-year EBITDA.
- Improvement opportunities remain on certain systemic profit-suppressing issues.

Current Focus & Looking Forward

- Continue improvement of underperforming plants and optimizing certain customer strips of business.
- Continue to right-size the cost structure in areas that are less likely to grow.
- Healthy and strong growth pipeline yielding accretive new business wins.
- Have several large high-quality, high-profit opportunities in the pipeline for 2024.


Net Sales Trend
($millions)
$78.0
$73.1
(6.4%)
Q1'23
Q1'24


Adjusted EBITDA Trend
($millions)
$5.6
$8.6
+53.6%
Q1'23
Q1'24

BEYOND RELIABLE
21

22 NN's Strong Product and Capability Portfolio • ISO-9001, ISO-13485, IATF-16949, NADCAP AC7108 AND AC7014, ITAR Multifaceted Certifications: Automobile, Commercial Vehicle, Aerospace & Defense, Medical • Nanometer and single-micron specifications and tolerances • Unique knowledge of metal grades/metallurgy, tool design, and inspection • Swiss-style machines, screw machines, rotary transfer machines, robotic machines • Worm milling, gear hobbing, micro milling, grinding • Multi-station, progressive stamping for high- and low-voltage connectors, electrical contacts, contact assemblies, EMI shielding, busbars, collector plates • Gold, silver, palladium, nickel and tin plating in-house • Laser cutting in-house, tool design and build in-house Leading-Edge Precision Stamping, Machining and Plating Capabilities • North America, South America, Europe and China Global Footprint, Global Procurement, Global Cost Structures and Lead Times

23 The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

24 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

25 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

26 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 27 Joe Caminiti or Stephen Poe, Investors Tim Peters, Media NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts